U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2
(Originally filed January 14, 2003)
CURRENT REPORT

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 1, 2003



                          SAILTECH INTERNATIONAL, INC.
                          ----------------------------
             (Exact Name of registrant as specified in its Charter)




      Nevada                         0-33481                    65-1060612
------------------------    ------------------------    ------------------------
(State of Incorporation)     (Commission File No.)            (IRS Employer
                                                            Identification No.)



  13330 Leopard St., Ste. 27, Corpus Christi, TX                  78410
----------------------------------------------------    ------------------------
    (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number,(   361     )      241      -     2330
                               -----------  -------------    ----------





                     (Registrant's former name and address)
                          580 Hornby Street, Suite 900
                             Vancouver, B.C. V6C 3B6
                                     Canada

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

We are amending paragraph (a)(1)(i) changing the words "decided not to reappoint" to "dismissed" and adding the date "May 19, 2003".

Pursuant to Item 304 of Regulation S-B the registrant states:

(a) (1) On May 19, 2003, the Registrant changed accountant from Morgan & Company, Chartered Accountants to Baum & Company, P.A.,1515 University Dr., Ste. 209, Coral Springs, FL 33071.

         (i) The Company dismissed Morgan & Company as its independent accountant on May 19, 2003;

         (ii) The financial statements reported on by Morgan & Company were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years, and interim periods, with the exception that Morgan & Company did issue a going concern opinion which appears Note 1(c) of the Company's financial statements which are a part of the Form 10-KSB Annual Report filed June 17, 2003;

         (iii)  The  decision  to  change   accountants   was  approved  by  the
Registrant's Board of Directors; and

         (iv) (A) There were no disagreements related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years and interim periods, including the interim period up through the date the relationship ended.

                  (B) Not applicable;

                  (C) Not applicable;

                  (D) Not applicable; and

                  (E) Not applicable.

         (2) On May 19, 2003, the Registrant engaged Baum & Company, P.A., a Certified Public Accountant, as its independent accountant.

                  (i) The Registrant did not consult with Baum & Company, P.A., its new independent accountant, regarding any matter prior to his engagement; and

                  (ii) Not applicable.

         (3) The Registrant has provided to Morgan & Company, its former accountant, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from Baum & Company, addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter is attached hereto.

(b) Not applicable.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibits.
                  16.0              Letter on Change of Certifying Accountant


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    SAILTECH INTERNATIONAL, INC.

Dated: July 1, 2003

                                                    /s/ Royis Ward
                                                    ----------------
                                                    By: Royis Ward
                                                    Title: President